UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2009

Capitol Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33769	26-0435458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Carlson Parkway, Suite 330

Minnetonka, MN 55305

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (612) 238-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 28, 2009, Capitol Acquisition Corp., a Delaware corporation (“Capitol”), and Two Harbors Investment Corp., a Maryland corporation ( “Two Harbors”), closed the merger transaction (the “Merger”) contemplated by the Agreement and Plan of Merger, dated as of June 11, 2009, as amended as of August 17, 2009 and September 20, 2009 ( the “Merger Agreement”), among Capitol, Two Harbors, Two Harbors Merger Corp., a Delaware corporation (“Merger Sub Corp.”) and a wholly-owned subsidiary of Two Harbors, and Pine River Capital Management L.P., a Delaware limited partnership (“Pine River”). As a result of the Merger, Capitol became a wholly-owned subsidiary of Two Harbors and the holders of common stock and warrants of Capitol received like securities of Two Harbors, on a one-to-one basis, in exchange for their existing Capitol securities.

Capitol held special meetings on October 26, 2009 of its stockholders and warrant holders. At the stockholders’ meeting, Capitol stockholders, among other things, approved the Merger and amendments to Capitol’s amended and restated certificate of incorporation to permit Capitol to complete the Merger with Merger Sub Corp. At the warrant holders’ meeting, the warrant holders approved a supplement and amendment (the “Warrant Amendment”) to the warrant agreement that governs the Capitol warrants (the “Warrant Agreement”).

Supplement and Amendment to the Warrant Agreement

On October 28, 2009, in connection with the closing of the Merger, Capitol entered into the Warrant Amendment with Continental Stock Transfer & Trust Company and Two Harbors. A description of the Warrant Amendment is included in Item 1.01 of Two Harbors’ Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on October 30, 2009 (the “Two Harbors 8-K”), which description is incorporated herein by reference. The description of the Warrant Amendment is qualified in its entirety by reference to the complete text of the amendment, a form of which is included as Annex G to the definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed by Capitol with the SEC on October 13, 2009.

Registration Rights Agreement

On October 28, 2009, in connection with the closing of the Merger, Capitol entered into a registration rights agreement (the “Registration Rights Agreement”) with Two Harbors, Pine River’s Nisswa Acquisition Master Fund Ltd. and certain officers, directors and security holders of Capitol. A description of the Registration Rights Agreement is included in Item 1.01 of the Two Harbors 8-K, which description is incorporated herein by reference. The description of the Registration Rights Agreement is qualified in its entirety by reference to the complete text of the agreement, which is filed as Exhibit 10.1 to the Two Harbors 8-K.

Letter Agreement

In addition, in connection with the closing of the Merger, Capitol, Two Harbors and Ladenburg Thalmann & Co. Inc., an underwriter in Capitol’s initial public offering, entered into the letter agreement described in Item 1.01 of the Two Harbors 8-K, which description is incorporated herein by reference. The description of such letter agreement is qualified in its entirety by reference to the complete text of the agreement, which is filed as Exhibit 10.5 to the Two Harbors 8-K.

Item 3.03.	Material Modification to Rights of Security Holders.

As described above, at the stockholders’ meeting, Capitol stockholders approved amendments to Capitol’s amended and restated certificate of incorporation and Capitol’s amended and restated certificate of incorporation was so amended on October 26, 2009 in anticipation of the closing of the Merger. A description of the amendments to the amended and restated certificate of incorporation is included in the Proxy Statement/Prospectus under “The Initial Charter Proposals” beginning on page 62, which information is incorporated herein by reference. Further as described above, at the warrant holders’ meeting, the warrant holders approved the Warrant Amendment and Capitol entered into the Warrant Amendment in connection with the closing of the Merger. The information set forth in Item 1.01 and 5.01 is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

As described above, on October 28, 2009, Two Harbors closed the Merger, as a result of which, Capitol became a wholly-owned subsidiary of Two Harbors and the holders of common stock and warrants of Capitol received like securities of Two Harbors, on a one-to-one basis, in exchange for their existing Capitol securities. A description of the Merger and the Merger Agreement is included in the Proxy Statement/Prospectus under “The Merger Proposal” beginning on page 65 and “The Merger Agreement” beginning on page 92, which information is incorporated herein by reference.

Business

A description of Capitol’s and Two Harbors’ business is included in the Proxy Statement/Prospectus under “Other Information Related to Capitol” beginning on page 134 and “Business of Two Harbors” beginning on page 144, which information is incorporated herein by reference.

Risk Factors

Certain risks associated with the business of Two Harbors and Capitol are described under “Risk Factors” beginning on page 19 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

Financial Information

Certain financial information related to Two Harbors and Capitol is included in the Proxy Statement/Prospectus under “Summary Historical Consolidated Financial Information” on page 12, “Other Information Related to Capitol — Capitol’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 139 and “Two Harbors’ Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 189, which information is incorporated herein by reference.

Properties

Not applicable.

Security Ownership of Certain Beneficial Owners and Management

Information regarding the beneficial ownership of Capitol’s common stock prior to the completion of the Merger and the beneficial ownership of Two Harbors’ common stock following the completion of the Merger is included in the Proxy Statement/Prospectus under “Beneficial Ownership of Securities” beginning on page 226, which information is incorporated herein by reference.

Directors and Executive Officers

Information regarding the directors and officers of Capitol prior to the completion of the Merger is included in the Proxy Statement/Prospectus under “Other Information Related to Capitol – Directors and Executive Officers” beginning on page 137, and information regarding the directors and executive officers of Two Harbors following the consummation of the Merger is included in the Proxy Statement/Prospectus under “Management of Two Harbors Following the Merger” beginning on page 169, which information is incorporated herein by reference. In addition, the information set forth in Item 5.02 of the Two Harbors 8-K is incorporated herein by reference.

Executive Compensation

Information regarding director and executive officer compensation of Two Harbors following the completion of the Merger is included in the Proxy Statement/Prospectus under “Management of Two Harbors Following the Merger — Two Harbors Director Compensation” and “— Two Harbors Executive Compensation” beginning on page 174, and information regarding the compensation of Capitol’s directors and executive officers prior to the completion of the Merger is included under “Certain Relationships and Related Transactions — Capitol Related Person Transactions — Other Transactions” on page 232, which information is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Information regarding certain relationships and related transactions relating to Capitol and Two Harbors is included in the Proxy Statement/Prospectus under “Certain Relationships and Related Transactions” beginning on page 230, which information is incorporated herein by reference. Information regarding director independence is included in the Proxy Statement/Prospectus under “Management of Two Harbors Following the Merger — Independence of Directors” beginning on page 172, which information is incorporated herein by reference.

Legal Proceedings

Information regarding certain legal proceedings relating to Capitol is included in the Proxy Statement/Prospectus under “Other Information Related to Capitol — Legal Proceedings” beginning on page 139 and information regarding certain legal proceedings relating to Two Harbors is included in the Proxy Statement/Prospectus under “Business of Two Harbors — Legal Proceedings” beginning on page 164, which information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Historical market price information regarding Capitol’s and Two Harbors’ securities is included in the Proxy Statement/Prospectus under “Price Range of Securities and Dividends” beginning on page 242, which information is incorporated herein by reference.

Recent Sales of Unregistered Securities

On June 11, 2009, Pine River purchased 1,000 shares of Two Harbors’ common stock for a purchase price of $1,000 in a private offering. Such issuance was exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof. In addition, the information set forth in Item 3.02 of the Two Harbors 8-K is incorporated herein by reference.

Information regarding recent sales of unregistered securities of Capitol is included in Capitol’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 under Part II, Item 5 “Market for Registrant’s Common Equity, Related Stockholder Matters, and Issuer Purchases of Equity Securities – Recent Sales of Unregistered Securities and Use of Proceeds” beginning on page 23, which information is incorporated herein by reference.

Description of Company’s Securities

A description of Two Harbors’ common stock and other securities and certain provisions of Maryland law and Two Harbors’ charter and bylaws is included in the Proxy Statement/Prospectus under “Certain Provisions of the Maryland General Corporation Law and Two Harbors’ Charter and Bylaws” beginning on page 221 and “Description of Securities” beginning on page 234, which information is incorporated herein by reference. A description of the material differences between the rights of holders of Capitol’s securities and the rights of holders of Two Harbors’ securities is included in the Proxy Statement/Prospectus under “Comparison of Rights of Capitol and Two Harbors” beginning on page 202, which information is incorporated herein by reference.

Indemnification of Directors and Officers

Information regarding the indemnification of the directors and officers of Two Harbors and Capitol is included in the Proxy Statement/Prospectus under “Comparison of Rights of Capitol and Two Harbors — Indemnification” beginning on page 208 and, in the case of Two Harbors, on “Certain Provisions of the Maryland General Corporation Law and Two Harbors’ Charter and Bylaws — Indemnification and Limitation of Directors’ and Officers’ Liability” beginning on page 224, which information is incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

Financial information relating to Two Harbors and Capitol is set forth in the financial statements included in the Proxy Statement/Prospectus beginning on page F-1, which information is incorporated herein by reference. In addition, the financial information relating to Two Harbors described in Item 9.01 of the Two Harbors 8-K is incorporated herein by reference. All exhibits required to be filed pursuant to Regulation S-K 601 hereto were filed as exhibits to Two Harbors’ Registration Statement on Form S-4 (File No. 333-160199), declared effective by the SEC on October 9, 2009, or were filed as exhibits to the Two Harbors 8-K and, in each case, are incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Not applicable.

In addition, the information set forth in Item 1.01 and Item 5.06 is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective upon the closing of the Merger, the following persons resigned as members of Capitol’s board of directors: Mark D. Ein, Raul J. Fernandez, Piyush Sodha, Richard C. Donaldson and Lawrence Calcano. Effective upon the closing of the Merger, the following persons ceased to be executive officers of Capitol: Mark D. Ein (Chief Executive Officer) and Amanda Eilian (Vice President).

Effective upon the closing of the Merger, the following persons are the members of Capitol’s board of directors: Thomas Siering, Jeffrey Stolt and Timothy O’Brien. Effective upon the closing of the Merger, the following persons are executive officers of Capitol: Thomas Siering (Chief Executive Officer and President) and Jeffrey Stolt (Vice President and Treasurer).

Biographical and compensation-related information for each of the new directors and executive officers is included in the Proxy Statement/Prospectus under “Management of Two Harbors Following the Merger” beginning on page 169, and information regarding certain relationships and related transactions relative to the foregoing persons, to the extent applicable, is included in the Proxy Statement/Prospectus under “Certain Relationships and Related Transactions” beginning on page 230, which information is incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

As described above, on October 28, 2009, Two Harbors closed the Merger, as a result of which Capitol became a wholly-owned subsidiary of Two Harbors. A description of the material terms of the transaction is included in the Proxy Statement/Prospectus under “The Merger Proposal” beginning on page 65 and “The Merger Agreement” beginning on page 92, which is incorporated herein by reference.

Item 8.01.	Other Events.

Capitol intends to file by November 9, 2009 a Form 15 to deregister Capitol’s securities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to suspend Capitol’s obligations to file reports with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capitol Acquistion Corp.
(Registrant)

Dated: November 3, 2009	By:	/S/ TIMOTHY O’BRIEN
	Name:	Timothy O’Brien
	Title:	Secretary